Exhibit 10.1

BORROWING BASE INCREASE AGREEMENT

This Borrowing Base Increase Agreement (this “Agreement”) dated as of December 20, 2018 (the “Effective Date”), is among Extraction Oil & Gas, Inc., a Delaware corporation (the “Borrower”), 7N, LLC, a Delaware limited liability company (“7N”), 8 North, LLC, a Delaware limited liability company (“8 North”), Axis Exploration, LLC, a Delaware limited liability company (“Axis”), Extraction Finance Corp., a Delaware corporation (“Finance Corp.”), Mountaintop Minerals, LLC, a Delaware limited liability company, (“MTM”), Table Mountain Resources, LLC, a Delaware limited liability company (“TMR”), XOG Services, Inc., a Colorado corporation (“XOG Inc.”), XOG Services, LLC, a Delaware limited liability company (“XOG LLC”) and XTR Midstream, LLC, a Delaware limited liability company (together with 7N, 8 North, Axis, Finance Corp., MTM, TMR, XOG Inc., and XOG LLC, collectively, the “Guarantors”), the Lenders (defined below) party hereto, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

INTRODUCTION
A.The Borrower, the financial institutions party thereto from time to time (the “Lenders”), Wells Fargo Bank, National Association, as issuing lender, and the Administrative Agent have entered into the Amended and Restated Credit Agreement dated as of August 16, 2017, as amended by that certain Increase Agreement, Joinder and Amendment No. 1 to Amended and Restated Credit Agreement dated as of October 11, 2017, the Master Assignment, Increase Agreement and Amendment No. 2 to Amended and Restated Credit Agreement dated as of January 5, 2018, the Consent Agreement and Amendment No. 3 to Amended and Restated Credit Agreement dated as of February 27, 2018, Amendment No. 4 to Amended and Restated Credit Agreement dated as of May 23, 2018, and the Consent and Amendment No. 5 to Amended and Restated Credit Agreement dated as of October 2, 2018 (as so amended and modified and as may be otherwise amended, restated, or modified from time to time, the “Credit Agreement”).
B.The Guarantors have entered into the Amended and Restated Guaranty Agreement dated as of August 16, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement).
C.    Subject to the terms and conditions set forth herein, the parties hereto wish to increase the Borrowing Base (as defined in the Credit Agreement) as set forth below.
THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the Administrative Agent, and the undersigned Lenders hereby agree as follows:

Section 1.    Definitions; References. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.    Agreement - Increase in Borrowing Base. Subject to the terms of this Agreement, as of the Effective Date, the Borrowing Base shall be increased by $400,000,000, resulting in a new Borrowing Base equal to $1,200,000,000. Such new Borrowing Base shall, unless otherwise adjusted in accordance with the terms of the Credit Agreement, remain in effect at that level until the effective date of the next Borrowing Base redetermination made in accordance with the terms of the Credit Agreement. The parties hereto acknowledge and agree that the Borrowing Base redetermination set forth in this Section 2 shall be deemed to be the redetermination provided for in Section 2.2(b)(ii) of the Credit Agreement, scheduled for November 1, 2018 and postponed until December 15, 2018 pursuant to that certain Consent and Amendment No. 5 to Amended and Restated Credit Agreement dated as of October 2, 2018. Each Lender’s Pro Rata Share of the resulting Borrowing Base, after giving effect to the increase in the Borrowing Base set forth in this Section 2 is set forth on Schedule I attached hereto. For the avoidance of doubt, the Borrowing Base increase set forth in this Section 2 has no effect on the Maximum Cap, and the Maximum Cap shall remain at $650,000,000 unless otherwise adjusted in accordance with the terms of the Credit Agreement.
Section 3.    Reaffirmation of Liens.
(a)    Each of the Borrower and each Guarantor (i) is party to certain Security Documents securing and supporting the Borrower's and Guarantors’ obligations under the Loan Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create a first and prior Lien (subject only to Permitted Liens) in the Collateral to secure the Secured Obligations.
(b)    The delivery of this Agreement does not indicate or establish a requirement that any Loan Document requires any Guarantor's approval of amendments or modifications to the Credit Agreement.

Section 4.    Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty and the other Loan Documents are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been modified by this Agreement. Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 5.    Representations and Warranties. Each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders that:
(a)    the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of this Agreement, except that any representation and warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) only as of such specified date;
(b)    (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity; and
(c)    as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.
Section 6.    Effectiveness. This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:
(a)    Documentation. The Administrative Agent shall have received this Agreement, duly and validly executed by the Borrower, the Guarantors, the Administrative Agent, and each Tier I Lender, in form and substance reasonably satisfactory to the Administrative Agent and the Tier I Lenders.
(b)    Representations and Warranties. The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document.
(c)    No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.
(d)    Expenses. The Borrower shall have paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement or any other agreement.

Section 7.    Mortgage and Title. On or before the date that is 30 days after the Effective Date (or such later date as may be acceptable to the Administrative Agent in its sole discretion), the Borrower shall from time to time upon the reasonable request of the Administrative Agent, take such actions and execute and deliver such documents and instruments as the Administrative Agent shall require to ensure that the Administrative Agent shall, at all times, have received (i) satisfactory title evidence, which title evidence shall be in form and substance acceptable to the Administrative Agent in its sole reasonable discretion and shall include information regarding the before payout and after payout ownership interests held by the Borrower and the Borrower's Restricted Subsidiaries, for all wells located on the Oil and Gas Properties, covering at least (x) 80% of the present value of the Proven Reserves of the Borrower and its Restricted Subsidiaries or (y) 95% of the present value of PDP Reserves of the Borrower and its Restricted Subsidiaries, in each case, as reasonably determined by the Administrative Agent, and (ii) Mortgages and such other Security Documents requested by the Administrative Agent to the extent necessary to cause the Administrative Agent to have an Acceptable Security Interest in at least 90% (by value) of the Proven Reserves and the Oil and Gas Properties relating thereto.
Section 8.    Effect on Loan Documents. Except as modified herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed and are hereby ratified and confirmed, and nothing herein shall act as a waiver of any of the Administrative Agent's or Lenders' rights under the Loan Documents. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Loan Documents.
Section 9.    Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).
Section 10.    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.
THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page intentionally left blank; Signature pages follow.]

EXECUTED as of the date first set forth above.

BORROWER:

EXTRACTION OIL & GAS, INC.
By:	/s/ Russell T. Kelley, Jr.
Name:	Russell T. Kelley, Jr.
Title:	Chief Financial Officer

GUARANTORS:

7N, LLC
8 NORTH, LLC
AXIS EXPLORATION, LLC
EXTRACTION FINANCE CORP.
MOUNTAINTOP MINERALS, LLC
XOG SERVICES, INC.
XOG SERVICES, LLC
XTR MIDSTREAM, LLC
TABLE MOUNTAIN RESOURCES, LLC

Each By:	/s/ Russell T. Kelley, Jr.
Name:	Russell T. Kelley, Jr.
Title:	Chief Financial Officer

[SIGNATURE PAGE TO BORROWING BASE INCREASE AGREEMENT – EXTRACTION]

ADMINISTRATIVE AGENT/LENDER:

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Administrative Agent, Issuing Lender, and a
Lender

By:	/s/ Zachary Kramer
Name:	Zachary Kramer
Title:	Vice President

[SIGNATURE PAGE TO BORROWING BASE INCREASE AGREEMENT – EXTRACTION]

LENDERS:

BARCLAYS BANK PLC,
as a Lender
By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

[SIGNATURE PAGE TO BORROWING BASE INCREASE AGREEMENT – EXTRACTION]

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as a Lender
By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Christopher Zybrick
Name:	Christopher Zybrick
Title:	Authorized Signatory

[SIGNATURE PAGE TO BORROWING BASE INCREASE AGREEMENT – EXTRACTION]

SUNTRUST BANK,
as a Lender
By:	/s/ Arize Agumadu
Name:	Arize Agumadu
Title:	Vice President

[SIGNATURE PAGE TO BORROWING BASE INCREASE AGREEMENT – EXTRACTION]

ABN AMRO CAPITAL USA LLC,
as a Lender
By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Michaela Braun
Name:	Michaela Braun
Title:	Director

[SIGNATURE PAGE TO BORROWING BASE INCREASE AGREEMENT – EXTRACTION]

KEYBANK NATIONAL ASSOCIATION,
as a Lender
By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

[SIGNATURE PAGE TO BORROWING BASE INCREASE AGREEMENT – EXTRACTION]

CITIBANK, N.A.,
as a Lender
By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

[SIGNATURE PAGE TO BORROWING BASE INCREASE AGREEMENT – EXTRACTION]

GOLDMAN SACHS BANK USA,
as a Lender
By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

[SIGNATURE PAGE TO BORROWING BASE INCREASE AGREEMENT – EXTRACTION]

ROYAL BANK OF CANADA,
as a Lender
By:	/s/ Katy Berkemeyer
Name:	Katy Berkemeyer
Title:	Authorized Signatory

[SIGNATURE PAGE TO BORROWING BASE INCREASE AGREEMENT – EXTRACTION]

BANK OF AMERICA, N.A.,
as a Lender
By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

[SIGNATURE PAGE TO BORROWING BASE INCREASE AGREEMENT – EXTRACTION]

MERCURIA EASTERN US HOLDINGS LLC,
as a Lender
By:	/s/ Marty Bredehoft
Name:	Marty Bredehoft
Title:	Treasurer

[SIGNATURE PAGE TO BORROWING BASE INCREASE AGREEMENT – EXTRACTION]

THE HUNTINGTON NATIONAL BANK,
as a Lender
By:	/s/ Jason A. Zilewicz
Name:	Jason A. Zilewicz
Title:	Director

[SIGNATURE PAGE TO BORROWING BASE INCREASE AGREEMENT – EXTRACTION]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:	/s/ Daniel Winters
Name:	Daniel Winters
Title:	Assistant Vice President

[SIGNATURE PAGE TO BORROWING BASE INCREASE AGREEMENT – EXTRACTION]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By:	/s/ Lyle Levy Jr.
Name:	Lyle Levy Jr.
Title:	Vice President

[SIGNATURE PAGE TO BORROWING BASE INCREASE AGREEMENT – EXTRACTION]

SCHEDULE I
MAXIMUM CAP AND BORROWING BASE

Lender	Pro Rata Share of Maximum Cap*	Pro Rata Share of Borrowing Base**
Wells Fargo Bank, National Association	$83,571,428.57	$154,285,714.29
Barclays Bank PLC	$55,714,285.71	$102,857,142.85
Credit Suisse AG, Cayman Islands Branch	$55,714,285.71	$102,857,142.85
SunTrust Bank	$55,714,285.71	$102,857,142.85
ABN AMRO Capital USA LLC	$55,714,285.71	$102,857,142.85
KeyBank National Association	$55,714,285.71	$102,857,142.85
Citibank, N.A.	$45,809,523.81	$84,571,428.57
Goldman Sachs Bank USA	$45,809,523.81	$84,571,428.57
Royal Bank of Canada	$45,809,523.81	$84,571,428.57
Bank of America, N.A.	$27,238,095.25	$50,285,714.31
Mercuria Eastern US Holdings LLC	$4,333,333.33	$7,999,999.99
The Huntington National Bank	$45,809,523.81	$84,571,428.57
PNC Bank, National Association	$45,809,523.81	$84,571,428.57
Capital One, National Association	$27,238,095.25	$50,285,714.31
Total:	$650,000,000.00	$1,200,000,000.00

* Maximum Cap in effect as of January 5, 2018. Maximum Cap is subject to redetermination pursuant to the terms of the Credit Agreement.

** Borrowing Base in effect as of December 20, 2018. Borrowing Base is subject to redetermination pursuant to the terms of the Credit Agreement.

[SCHEDULE I TO BORROWING BASE INCREASE AGREEMENT - EXTRACTION]